Exhibit 4.1

CONTINUED UNDER THE CANADA BUSINESS CORPORATIONS A< Y MATERIALS SHARES 12345678901**** : *12345678901*** **12345678901** ***12345678901* ****12345678901 : PROOF * 586J :als corpora^ ^ESSABLE CO^i ®S997 * T23)T5678901 FULLY PAID AND NON-ASSESSABLE CONSOLmAT^D ( IWTEHiALS CORPORATION * PROOF * 5868997 * CA2847/P2$17X l#^lPR/1*Bl^rTERY MATERIALS CORPORATION * ELECTRA BATTfR' fWtlYVPAID AND NON-ASSESSABLE CONSOLIDATED CO^lMOf/ SHARI luRPORATION [A BATTERY MATI PAID AND NON/^ Kk)N * PROOF f^^iALS amj rN^^ESSWETi PROOF * 5868997 * CA28474P2017 * ^234! k^dTRA] baIte^y Materials corporation * electra battery matei :UL1/Y PAID/ AND NON-ASSESSABLE CONSOLIDATED COMMON SHARES ELEI ^RATION/* PROOf * 5868997 * CA28474P2017 * 12345678901\FUL{ tRY MATERIALS CORPORATION * ELECTRA BATTERY MATERIALS CoWoi is the registerediToMer * PROOF * 5868997 * CA28474P2017 * 12345678901 FULLY PAID AND NON-ASSESSABL E CONSOLIDATED COMMON.SHA|^a-ECWy^AITa^LMATERI^^.CORPORATION * ELECTR A BATTERY MATERIALS*CtfeP0|^3l4&&V *^^8474P2017 * 12345678 901 FULLY PAID AND NON-ASSESSABLE CONSOLIDATED COMMON SHARES ELECTRA BATTER Y MATERIALS CORPORATION ELECTRA BATTERY MATERIALS CORPORATION PROOF ISIN: CA28474P2017 CUSIP: 28474P201 FULLY PAID AND NON-ASSESSABLE CONSOLIDATED COMMON SHARES IN THE CAPITAL OF ELECTRA BATTERY MATERIALS CORPORATION transferable only on the books of the Corporation by the registered holder hereof in person or by duly Attorney authorized on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporatr IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers. DATED: APRIL 06, 202: Countersigned and Registered TSX Trust Company / / Transfer Agent and Registrar o: American Stock Transfer ^ Tru Company, LLC Co-Transfer A^ and Registrar /\/ hief Exe< :erable at the offices of TSX Trust Company, Vano isfer & TrusYCompany, LLC, Brooklyn, NY. Printed by DATA BUSINESS FORMS 0367019 0 G DUMMY PROOF 999999999 G5064282 SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO AUTHORi;ZEl XFI ;ER 5868997

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE. POUR CE FAIRE, PLACER A LA LUMIERE. For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Print name(s) of person(s) to whom the securities are being transferred and the address for the register) (number of shares if blank, deemed to be all) shares of the Corporation represented by this certificate, and hereby irrevocably constitutes and appoints ____________________________ the attorney of the undersigned to transfer the said securities with full power of substitution in this matter: Dated __________________ Signature Guarantee(s) * Transferor(s) Signature(s) * (the transfer cannot be processed without acceptable guarantees of all signatures) *For transfers signed by the registered holder(s), their signatures(s) must correspond with the name(s) on the certificate in every particular, without changes. In Canada and the US: a Medallion Guarantee obtained from a member of an acceptable Medallion Guarantee Program (STAMP, SEMP or MSP). Many banks, credit unions and broker dealers are members of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words "Medallion Guaranteed". In Canada: a Signature Guarantee obtained from a major Canadian Schedule I bank that is not a member of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words "Signature Guaranteed". Outside Canada and the US: holders must obtain a guarantee from a local financial institution that has a corresponding affiliate in Canada or the US that is a member of an acceptable Medallion Guarantee Program. The corresponding affiliate must over-guarantee the guarantee provided by the local financial institution.